UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: May 16, 2008
(Date of earliest event reported)
IXYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26124 (Commission File No.)	77-0140882 (IRS Employer Identification No.)
1590 Buckeye Drive
Milpitas, California 95035
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (408) 457-9000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On May 16, 2008, IXYS Corporation (“IXYS”) issued a press release announcing its proposal to acquire ZiLOG, Inc. (“ZiLOG”). The proposal was communicated on May 16, 2008 in a letter from Nathan Zommer, IXYS’s chief executive officer, to the attention of Darin Billerbeck, ZiLOG’s chief executive officer. The press release announcing the proposal, including the full text of the proposal letter delivered to Mr. Billerbeck, is attached as Exhibit 99.1 to this Current Report and is incorporated herein by this reference.
Item 9.01 Financial Statements and Exhibits
(c)	Exhibits

Exhibit
Number	Description
99.1	Text of press release issued by IXYS Corporation, dated May 16, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IXYS CORPORATION
By:	/s/ Uzi Sasson

Uzi Sasson, Vice President, Chief Operating Officer and Chief Financial Officer (Principal Financial Officer)

Date: May 16, 2008

Exhibit Index

Exhibit
Number	Description
99.1	Text of press release issued by IXYS Corporation, dated May 16, 2008.